Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-81858) pertaining to the Valero Savings Plan of Valero Energy Corporation of our report dated June 24, 2003, with respect to the financial statements and schedules of the Valero Savings Plan included in this Annual Report on Form 11-K for the year ended December 31, 2002.

                                                           /s/ ERNST & YOUNG LLP


San Antonio, Texas
June 24, 2003